UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 19, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-32717               13-4134098
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(State or Other Jurisdiction    (Commission File           (IRS Employer
      of Incorporation)              Number)            Identification No.)

   3 Times Square, New York, New York                          10036
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(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure.

         On October 15, 2002, Instinet issued a press release announcing the Company's third quarter 2002 results. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

         Instinet Group Incorporated ("Instinet") has entered into the following intercompany agreements with Reuters Group PLC, its parent:

         (i) Institutional Order Entry Enhancements Agreement, dated as of September 19, 2002, between Instinet and Reuters SA. The agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

         (ii) Newport Content Services Agreement, dated as of September 19, 2002, between Instinet and Reuters Limited. The agreement is filed as
         Exhibit 10.2 hereto and incorporated herein by reference.

         (iii) Preferred Soft Dollar Agreement, dated as of September 19, 2002, between Instinet and Reuters Limited. The agreement is filed as Exhibit
         10.3 hereto and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Number   Description

         10.1 Institutional Order Entry Enhancements Agreement, dated as of September 19, 2002, between Instinet Group Incorporated and Reuters SA.

         10.2 Newport Content Services Agreement, dated as of September 19, 2002, between Instinet Group Incorporated and Reuters Limited.

         10.3 Preferred Soft Dollar Agreement, dated as of September 19, 2002, between Instinet Group Incorporated and Reuters Limited.

         99.1 New Release of Instinet Group Incorporated issued October 15, 2002: Instinet Announces Third Quarter 2002 Results.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                   INSTINET GROUP INCORPORATED
                                                              Registrant



Date:  October 16, 2002
                                                   By: /s/ Edward J. Nicoll
                                                       --------------------
                                                         Edward J. Nicoll
                                                         Chief Executive Officer
                                                         and Director

                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

10.1 Institutional Order Entry Enhancements Agreement, dated as of September 19, 2002, between Instinet Group Incorporated and Reuters SA.

10.2 Newport Content Services Agreement, dated as of September 19, 2002, between Instinet Group Incorporated and Reuters Limited.

10.3 Preferred Soft Dollar Agreement, dated as of September 19, 2002, between Instinet Group Incorporated and Reuters Limited.

99.1 New Release of Instinet Group Incorporated issued October 15, 2002: Instinet Announces Third Quarter 2002 Results.